Exhibit 10.1

SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AND

SECURITY AGREEMENT

This Second Amendment to Fifth Amended and Restated Loan and Security Agreement (this “Amendment”) is made as of August 26, 2016, among Regional Management Corp. (“Regional”), Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, Regional Finance Company of Missouri, LLC, Regional Finance Company of Georgia, LLC, RMC Financial Services of Florida, LLC, Regional Finance Company of Louisiana, LLC, Regional Finance Company of Mississippi, LLC, Regional Finance Company of Kentucky, LLC and Regional Finance Company of Virginia, LLC (each individually a “Borrower” and collectively the “Borrowers”), the financial institutions listed therein (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and Bank of America, N.A. as agent for the Lenders (in its capacity as agent, the “Agent”).

RECITALS

WHEREAS, the Borrowers, Lenders and Agent are parties to that certain Fifth Amended and Restated Loan and Security Agreement, dated as of September 18, 2015 and amended on May 23, 2016 (and as may be further amended, restated, modified, substituted, extended, or renewed from time to time, and together with all of its exhibits, schedules and attachments thereto, collectively the “Loan Agreement”);

WHEREAS, the Borrowers acknowledge that as of the close of business on August 25, 2016, there was outstanding the aggregate principal amount of $421,641,480.25 under the revolving credit facility;

WHEREAS, the Borrowers have requested that the Agent and the Lenders modify certain provisions of the Loan Agreement to provide, among other things, for the extension of the Maturity Date and the increase of the amount of the Total Credit Facility, and the Agent and the Lenders have agreed to do so subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Section 1        DEFINED TERMS; RECITALS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement. The Borrowers, Lenders and Agent agree that the Recitals above are a part of this Amendment.

Section 2        AMENDMENTS. The Loan Agreement is hereby amended as follows:

a.	Any reference to “the Special Purpose Subsidiary” shall be a reference to “a Special Purpose Subsidiary” or “any Special Purpose Subsidiary”, as the context requires.

b.	Any reference to “the Securitization” shall be a reference to “a Securitization”, as the context requires.

c.	Section 1.1 of the Loan Agreement is hereby amended by adding the words “shall mean” after the defined terms “Bank Product Provider”, “Base Rate”, “Borrower Materials”, “Excluded Property”, “Federal Funds Rate” and “Sanction” and, in each case, prior to the remainder of such definition.

d.	Section 1.1 of the Loan Agreement is hereby amended by deleting subsection (h) of the definition of “Collateral” and replacing it with the following:

•	“(h) all equity interests in any Borrower’s Subsidiaries (but not to exceed 65% of the equity interests of any Subsidiaries organized or formed under the laws of a jurisdiction other than the United States (or any state thereof) or the District of Columbia and excluding all equity interests of any Special Purpose Subsidiary);”

e.	Section 1.1 of the Loan Agreement is hereby amended by deleting subsections (f), (n) (u) and (v) of the definition of “Eligible Contracts” and replacing them with the following:

•	“(f) (i) are secured by Property located solely in the continental United States or (ii) if unsecured, (A) the aggregate Net Balance of such unsecured Contracts does not exceed $60,000,000, in the aggregate, at any given time and (B) such unsecured Contracts shall only remain Eligible Contracts if, upon a refinancing thereof, such unsecured Contracts are then secured by Property located solely in the continental United States;”

•	“(n) such Contract has not been subject to three (3) or more payment extensions within the last twelve months;”

•	“(u) (i) with respect to Small Loan Contracts that had an original term of less than 12 months, such Small Loan Contract has not been subject to any payment extension and (ii) with respect to Small Loan Contracts that had an original term of 12 months or greater and have been granted a payment extension, such Small Loan Contract is not more than 29 days contractually delinquent in making a payment scheduled thereunder;”

•	“(v) such Contract is not secured by a mobile home;”

f.	Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in alphabetical order in such section:

•	“Existing Term Loan Transaction shall mean the Credit Agreement, subject to the Intercreditor Agreement, dated as of December 11, 2015, by and among Regional Management Receivables, LLC, as borrower, Regional Management Corp., as servicer, the lenders from time to time party thereto, Wells Fargo Securities, LLC, as administrative agent for the lenders, and Wells Fargo Bank, National Association, as account bank, collateral custodian, and backup servicer.”

•	“In-Transit Collateral shall mean collateral in transit after being executed at a site managed by a third-party referral source for which (a) copies of such collateral have been provided to the relevant Borrower, (b) such collateral shall be valued at an amount no greater than $1,000,000.00 in the aggregate at any given time and (c) such collateral is in-transit for no more than five (5) business days after such collateral has been granted.”

•	“Ineligibility Threshold shall have the meaning specified in Section 5.3.”

•	“Opinions Analysis shall have the meaning specified in Section 5.3.”

•	“Opinions Deadline shall have the meaning specified in Section 5.3.”

•	“Regulation AB shall mean Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) that are in effect on any specific date by the staff of the Securities and Exchange Commission, or as may be provided by the Securities and Exchange Commission or its staff from time to time.”

•	“Regulation RR shall mean Regulation RR under the Securities Exchange Act of 1934, codified at 17 C.F.R. Part 246.”

•	“Review Period shall have the meaning specified in Section 5.3.”

g.	Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Permitted Securitization Transfer” and replacing it with the following:

•	“Permitted Securitization Transfer shall mean the sale of Securitization Contracts by a Borrower to any Special Purpose Subsidiary, so long as (i) no Default or Event of Default will otherwise exist after giving effect to such transfer, (ii) such transfer is permitted pursuant to Section 8.18 and (iii) such transfer has been approved by Agent and each Lender.”

h.	Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Securitization” and replacing it with the following:

•	“Securitization shall mean (1) the Existing Term Loan Transaction and (2) any securitization or similar transaction approved by the Agent and each Lender in writing, (a) pursuant to which, among other things, a Borrower or Borrowers make Permitted Securitization Transfers to a Special Purpose Subsidiary pursuant to purchase and sale agreements or similar agreements (collectively with all indentures, servicing agreements, placement agency or underwriting agreements, trust agreements and other material documents and agreements executed in connection with a securitization or related thereto, the “Securitization Documents”) among such Borrower or Borrowers, such Special Purpose Subsidiary and other Persons under such securitization (which Securitization Documents shall be in form and substance satisfactory to Agent and shall not contravene any terms, covenants or provisions of this Agreement), and (b) which is subject to the Intercreditor Agreement by each applicable party in such Securitization; provided that with respect to the sale or transfer of Contracts pursuant to a Securitization, (i) the Borrowers have provided to Agent certified true copies of all related Securitization Documents, which shall be deemed to be confidential when delivered; (ii) the Borrowers have provided to Agent an opinion of Borrower’s counsel regarding the enforceability of any amendment to the Intercreditor Agreement; (iii) such Permitted Securitization Transfer shall not involve any recourse to the selling Borrower(s) or any other Borrower or any of their Subsidiaries, other than a Special Purpose Subsidiary, for any reason other than (A) repurchases or substitutions of non-eligible receivables and related assets solely as a result of a breach by such selling Borrower(s) of a representation or warranty with respect thereto under the Securitization Documents, (B) retention by the Sponsor or a Majority-Owned Affiliate of the Sponsor (as such terms are defined under Regulation RR) of not less than 5% of the credit risk for any asset that the Sponsor, through the issuance of an asset-backed security interest, transfers, sells or conveys to a third party in compliance with the obligations set forth under Regulation RR, as applicable, (C) liabilities and disclosure and reporting obligations under applicable federal and state securities laws, including Regulation AB, with respect to such Securitization, including, but not limited to, liabilities for customary indemnification obligations set forth under the applicable Securitization Documents, and (D) liabilities for payment of certain fees and expenses of the transaction parties under the applicable Securitization Documents; (iv) the Agent shall be reasonably satisfied that the terms of the Securitization and Securitization Documents are (in the good faith understanding of the Agent) consistent with those prevailing in the market for similar transactions involving a receivables originator/servicer of similar credit quality and a receivables pool of similar characteristics; and (v) the Securitization Documents shall not be amended or modified in any material respect without the prior written approval of Agent.”

i.	Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Securitization Approved Amount” from such section.

j.	Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Securitization Contracts” and replacing it with the following:

•	“Securitization Contracts shall mean Contracts, as listed on a schedule to be delivered to and approved by Agent at the time of such Securitization that have been sold, transferred and conveyed either directly or indirectly to a Special Purpose Subsidiary, but excluding any such Contracts that have been repurchased, reassigned or transferred to a Borrower by a Special Purpose Subsidiary, with the prior consent of the Agent.”

k.	Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Special Purpose Subsidiary” and replacing it with the following:

•	“Special Purpose Subsidiary shall mean a direct or indirect Subsidiary of Regional formed for the purpose of entering into a Securitization, including, without limitation, Regional Management Receivables, LLC, a Delaware limited liability company, and performing its duties and obligations (and exercising its rights) under the Securitization Documents, and that is not used for any other purpose or to engage in any other business or activity.”

l.	Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Total Credit Facility” and replacing it with the following:

•	“Total Credit Facility shall mean $585,000,000.00.”

m.	Section 2.2(b)(ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“(ii) After giving effect to any Borrowing, there may not be more than eight (8) different Interest Periods in effect.”

n.	Section 2.6(f) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“(f) After giving effect to any conversion or continuation of Loans, there may not be more than eight (8) different Interest Periods in effect.”

o.	Section 2.8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“2.8 Unused Line Fee. Borrowers agree to pay, on the 1st day of each month (or another day designated by Agent during a calendar month) and on the Maturity Date, to Agent, for the account of Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) at the rates per annum set forth below opposite the applicable amounts under the column entitled “Average Daily Amount”. Such “Average Daily Amount” shall be an amount by which the Total Credit Facility exceeds the sum of (i) the average daily outstanding amount of Revolving Loans and (ii) the average daily undrawn face amount of outstanding Letters of Credit during the immediately preceding month or shorter period if calculated on the Maturity Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by Agent shall be deemed to be credited to Borrowers’ Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Paragraph 2.8.

Average Daily Amount	Unused Line Fee Rate
If >$185,000,000.00	0.50%
If ≤$185,000,000.00	0.375%”

p.	The first paragraph of Section 2.22 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“2.22 Requested Increases to Commitments. Provided that no Default or Event of Default exists, at any time prior to ninety (90) days before the Maturity Date, Borrower Agent may request from time to time in writing to the Agent that the Commitments be increased, by an amount not less than $25,000,000 or higher integral multiple of $25,000,000, in any event, not to exceed $650,000,000 (total commitments), or an aggregate amount that is equal to an amount which would increase the Commitments to $650,000,000 (total commitments), according to the following procedures:”

q.	Section 3.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“3.1 Term of Agreement and Loan Repayment. This Agreement shall have a term commencing on the date this Agreement becomes effective, and ending on August 26, 2019, or such earlier date by acceleration or otherwise (“Maturity Date”). The Loans shall be due and payable in full on the Maturity Date without notice or demand and shall be repaid to Agent, for the account of Lenders, by a wire transfer of immediately available funds. Borrowers may terminate this Agreement prior to the Maturity Date by: (a) giving Agent and Lenders at least thirty (30) days prior notice of intention to terminate this Agreement; (b) paying and performing, as appropriate, all Obligations on or prior to the effective date of termination (other than indemnification and other contingent obligations for which no amount is due and owing and for which no claim has been made); (c) paying to Agent, for the account of the Lenders, an early termination fee equal to (i) one percent (1.00%) of the Total Credit Facility in the event the effective date of termination occurs at any time on or prior to August 26, 2017, and (ii) one-half of one percent (0.50%) of the Total Credit Facility in the event the effective date of termination occurs at any time after August 26, 2018 and prior to the Maturity Date; and (d) with respect to any LIBOR Revolving Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in Paragraph 2.14. Notwithstanding the foregoing, upon the occurrence of an Event of Default, Agent may (and shall, at the direction of Majority Lenders) immediately accelerate the Maturity Date and terminate further performance under this Agreement without notice or demand; it being agreed that the prepayment penalties in the preceding sentence shall apply if the Agent accelerates the Maturity Date. For the avoidance of doubt, the amendment and restatement of the Existing Agreement shall not constitute a termination of the Existing Agreement for purposes of Section 3.1 thereof.”

r.	Section 4.1 of the Loan Agreement is hereby amended by adding the following sentence to the end of such section:

•	“In no event shall the grant of any Lien under any Loan Document secure an Excluded Swap Obligation of the granting obligor.”

s.	Section 4.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“4.4 Location of Collateral. Each Borrower represents and warrants that except for Collateral which has been delivered to Agent under the terms hereof (and In-Transit Collateral): (a) Schedule 4.4 is a correct and complete list of the locations of all of books and records concerning the Collateral, the locations of the Collateral, and the locations of all such Borrower’s places of business as of the Closing Date, except to the extent that newly acquired Collateral is in transit in the ordinary course of business to any such locations; and (b) the Collateral shall remain at all times in the possession of such Borrower. Each Borrower covenants and agrees that, except for Collateral in the possession of Agent (and In-Transit Collateral), it will not maintain the Collateral at any location other than those listed in Schedule 4.4, and will not otherwise change or add to those locations, unless such Borrower promptly executes and delivers to Agent any and all financing statements and other documents customarily required by Agent in such circumstance and, not less frequently than each calendar quarter, such Borrower delivers to Agent an update to Schedule 4.4; provided, however, that Agent may require, from time to time, more frequent updates to such Schedule 4.4 in its Permitted Discretion. Notwithstanding any provision of this Agreement to the contrary, upon the occurrence and during the continuance of an Event of Default, each Borrower shall upon Agent’s request immediately deliver to Agent all Contracts and related Security Documents then existing and thereafter arising. With respect to convenience check (a/k/a live checks) stored electronically pursuant to the then current market practices and for which there is no originally executed documentation available (again, pursuant to the then current market practices), such Collateral shall be stored on an electronic system maintained by or on behalf of Borrower, which system must be at all times accessible by, and acceptable to, each of the Lenders. Borrower shall comply with any further requirements that any Lender may, from time to time, reasonably require in connection with the perfection of the Lenders’ security interest in any Collateral stored electronically.”

t.	A new Section 5.3 of the Loan Agreement is hereby added as follows:

•

“5.3 Opinions Regarding Form Contracts. The Borrowers shall use best efforts to deliver to the Agent, on or prior to April 30, 2017 (the “Opinions Deadline”), opinions of counsel, satisfactory to the Agent in its reasonable discretion, with respect to the compliance with applicable law of each form of contract used by any Borrower with respect to its Contracts; provided, however, that (i) an opinion of counsel shall not be required (A) if such opinion of counsel is no longer available to be provided (due to a change in the legal industry standard) for any such form of contract, and (B) if such form of contract, as determined by the Agent in its sole discretion, continues to comply with all other conditions of an Eligible Contract in this Agreement, (ii) the Agent shall have ten (10) business days following its receipt of any draft opinion of counsel within which to review and comment thereon (a “Review Period”), it being agreed that if the Agent does not deliver its comments to the Borrower within a Review Period, the Opinions Deadline shall be extended by one day for each day beyond the Review Period until the Agent delivers its comments to the Borrower, and (iii) the Borrower shall not be required to deliver opinions of counsel with respect to indirect automobile and retail lending forms of contract prepared by Wolters Kluwer, Bankers Systems, or The Reynolds and Reynolds Company, or such other company at the discretion of the Agent. At the time of the delivery of each monthly Borrowing Base Certificate following the Opinions Deadline (as such deadline may be extended pursuant to the terms of this paragraph), the Borrowers shall provide to the Agent an analysis (the “Opinions Analysis”), itemized by state, of all outstanding Contracts originated on forms of contract for which an opinion of counsel is required but has not been provided. Subject to the proviso in clause (i) hereof, if the aggregate Net Balance of such Contracts in a particular state on any given date exceeds 25% (the “Ineligibility Threshold”) of the aggregate Net Balance of all outstanding Contracts (excluding indirect automobile and retail lending Contracts) for such state, the Agent shall have the option (but not the obligation), upon sixty (60) days’ prior written notice to the Borrowers, to declare as immediately ineligible such Contracts originated on forms of contract for which an opinion of counsel is required but has not been provided until either (y) opinions of counsel, satisfactory to the Agent in its reasonable discretion, are delivered to the Agent with respect to forms of contract on which such Contracts are written, or (z) the aggregate Net Balance of such Contracts as a percentage of all Contracts outstanding (excluding indirect automobile and retail lending Contracts) for such state falls below the Ineligibility Threshold. It is further agreed that the Ineligibility Threshold shall decrease to 15% on September 30, 2017 and to 10% on December 31, 2017, and the Borrowers obligation to deliver the Opinions Analysis shall cease following December 31, 2017 when no group of Contracts exceeds the Ineligibility Threshold. The Agent expressly reserves all other rights to determine whether any Contract is an Eligible Contract.”

u.	Section 7.22 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“7.22 Assignments of Contracts and Security Documents. Upon the reasonable request of Agent, on a monthly basis in connection with the delivery of Compliance Certificates relating to the financial statements delivered for each fiscal quarter (or more frequently if requested by Agent), Borrowers shall execute and deliver to Agent formal written collateral assignments of all new Contracts and Security Documents securing the same entered into during the immediately preceding calendar month, and all such other documents as may be reasonably requested by Agent in connection therewith.”

v.	Section 8.10(f) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“(f) To the extent that the Agent determines that the loss reserves required under subsections (a)-(c) hereof are inadequate to cover Borrower’s losses with respect to the Contracts reserved against, the amount(s) of such shortfall(s) (adjusted for tax purposes using the Borrowers’ then current tax rate but only as to subsection (i) below) shall be deducted from (i) Borrowers’ Adjusted Tangible Net Worth for purposes of this Agreement and (ii) Borrowers’ Adjusted Net Income for purposes of calculating the Interest Coverage Ratio, to the extent such shortfall(s) was not previously deducted in the prior quarter’s Interest Coverage Ratio test (i.e., the quarterly change in the calculation).”

w.	Section 8.12 of the Loan Agreement is hereby amended by adding the words “then in effect” after the words “Management Incentive Plan” in each of subsections (iii) and (iv) of such Section.

x.	Section 8.13 of the Loan Agreement is hereby amended by changing the percentage in such section from “20%” to “15%” throughout such section.

y.	Section 8.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“8.18 Securitization.

(a) Borrowers may, from time to time, request the consent of the Agent and Lenders to consummate a Securitization. The Agent and the Lenders may (but are not required to) consent to such Securitization so long as: (i) such Securitization is pursuant to Securitization Documents; (ii) such sale or transfer of Securitization Contracts consummated pursuant to the Securitization is made by the Borrower to a Special Purpose Subsidiary, (iii) no Event of Default shall exist at the time of, and no Default or Event or Default shall result from, exist or continue after giving effect to, such sale or transfer, (iv) after giving effect to such sale or transfer, the receivables under the Securitization Contracts (calculated as if such Securitization Contracts were Contracts) outstanding under the Securitization (calculated as of the month end prior to such sale or transfer if occurring during a month but giving effect to such sale or transfer) shall not exceed an amount approved by Agent (i.e., a Permitted Securitization Transfer), as certified to by Borrowers; (v) pursuant to such Securitization, the Borrowers receive net cash proceeds of a percentage (as determined by Agent) of the value of the Securitization Contracts (the evidence of which is reasonably satisfactory to Agent), and such net proceeds of such Securitization are promptly applied to reduce the existing indebtedness under the Loan Agreement by an amount (as determined by Agent in its Permitted Discretion) equal to no less than the amount that the Lenders would have advanced (at the then applicable Advance Rate) with respect to such Securitization Contracts (had they not been part of the Securitization), and (vi) Borrowers pay solely out of the proceeds of such Securitization, certain expenses incurred in connection with the consummation of such Securitization (including without limitation, legal and other third party fees and expenses).

(b) Borrowers shall notify the Agent within three (3) Business Days of: (i) the occurrence of a “servicer default” or “event of default” (or terms comparable thereto) under any Securitization Document; or (ii) any demand, request or notice that with respect to any obligation to repurchase, redeem or retire any notes or securities relating to a Securitization or Securitization Contracts and/or related assets.”

z.	Section 8.9(a) of the Loan Agreement is hereby amended by adding the words “(i) non-cash stock compensation expense and (ii)…” after the word “plus” in such section.

aa.	Section 8.9(b) of the Loan Agreement is hereby amended by adding the words “(i) non-cash stock compensation expense and (ii)…” after the word “plus” in such section.

bb.	Section 9.2 of the Loan Agreement is hereby amended by deleting the dollar amount of “$1,000.00” and replacing it with “$1,100.00” and deleting the dollar amount of “$125,000.00” and replacing it with “$150,000.00”.

cc.	Section 10.1(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“(d) Other Covenants. Failure by any Borrower or any Guarantor to comply with any other covenants or agreements relating to any Borrower or any Guarantor as contained in this Agreement, any Guaranty, or any other agreement executed in connection herewith or therewith (excluding: (i) in respect of any Bank Products and (ii) any failure to comply with Section 5.3) for more than 30 days (to the extent such failure can be cured and such Borrower or Guarantor, as applicable, is actively pursuing such cure in good faith but otherwise immediately) after such failure shall first become known to any Borrower or to any Guarantor; or failure by any Borrower to comply with any covenant or agreement relating to such Borrower as contained in any agreement in respect of Bank Products beyond the applicable grace or cure period, if any, applicable thereto.”

dd.	Section 10.1(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“(g) Default in Other Agreements. Default in the payment of any sum due under any instrument of Debt for borrowed money in excess of $2,500,000.00 owed by any Borrower or any Guarantor to any Person or any other default under such instrument of indebtedness which permits such indebtedness to become due prior to its stated maturity or permits the holders of such indebtedness to elect a majority of the board of directors or manage the business of any Borrower or any Guarantor; provided, however, no Event of Default shall result hereunder if such Borrower or Guarantor cures such other default (in accordance with the cure provisions of such other agreement) or if the Person to whom such Debt is owed waives such default.”

ee.	Section 11.1(b) of the Loan Agreement is hereby amended by changing the amount in such section from “$600,000,000.00” to “$650,000,000.00”.

ff.	Section 11.1(j) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(j) change the definitions of “Availability”, “Majority Lenders”, “Required Lenders” or “Securitization”;”

gg.	Section 13.24 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

•	“13.24 Replacement of Lenders. If (a) only one Lender requests compensation under Paragraph 2.13, (b) if a Borrower is required to pay any additional amount to only one Lender or any Governmental Authority for the account of one Lender pursuant to Paragraph 2.11, (c) if any Lender is a Defaulting Lender, (d) if any Lender is acquired by or merges with any other Person and such Lender is not the surviving Person, or (e) if only one Lender fails to approve an amendment, consent or waiver hereunder (including, in connection with a Securitization or substantially similar transaction proposed by the Borrowers) which is approved by the Majority Lenders, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and Agent, (1) notwithstanding clauses (i), (iii) and (iv) below, prepay all outstanding amounts owed to such Lender, as more specifically described in clause (ii) below (plus any prepayment penalty set forth in Paragraph 3.1), in connection with the closing of any Securitization (or substantially similar transaction proposed by the Borrowers) and permanently reduce the aggregate Commitments by the Commitment held by such Lender or (2) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Paragraph 11.2), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(i) Borrowers or the assignee shall have paid Agent the assignment fee specified in subparagraph 11.2(a).

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Paragraph 2.14 from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(iii) such assignment does not conflict with applicable laws; and

(iv) such assignment is completed within ninety (90) days of any request in (a) above, payment in (b) above, default in (c) above, merger in (d) above, or any failure to approve in (e) above .

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. The right to replace a Lender hereunder in subparagraphs (a), (b) and (e) does not apply if more than one Lender is affected in each scenario.”

hh.	The Schedules attached to the Loan Agreement are hereby replaced with the Schedules attached hereto as Exhibit A.

Section 3        REPRESENTATIONS AND WARRANTIES.

Each of the Borrowers hereby represents and warrants to the Agent, as of the Amendment Effective Date, as follows:

3.1 Authorization; Enforceability; Ratification. This Amendment has been duly and validly executed by an authorized officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally. The Loan Agreement remains in full force and effect and remains the valid and binding obligation of each such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

3.2 No Default or Event of Default. No Default or Event of Default is existing under the Loan Agreement and no Default or Event of Default will occur as a result of the effectiveness of this Amendment.

3.3 Restatement of Representations and Warranties; Schedules. The representations and warranties of such Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) on and as of the date of this Amendment as though made on the date of this Amendment (except for representations and warranties that expressly relate to an earlier date). The Schedules to the Loan Agreement are accurate and complete on and as of the date of this Amendment (except for Schedules that expressly relate to an earlier date).

Section 4        CONDITIONS TO EFFECTIVENESS.

This Amendment shall become effective (the “Amendment Effective Date”) when and only when (a) this Amendment shall be executed and delivered by each Borrower, the Agent and the Lenders, (b) the Agent shall have received a certificate of the Secretary of each Borrower as to (x) resolutions of its board of directors, or applicable governing body, then in full force and effect authorizing the execution, delivery and performance of this Amendment and (y) the incumbency signatures of those of its officers authorized to act with respect to this Amendment,

(c) the Agent shall have received an executed Reaffirmation from the Guarantors, (d) the Agent shall have received executed each of the Notes (to the extent such are being amended and restated hereto), (e) (I) the Borrowers shall have paid to Agent a non-refundable amendment fee, in full in cash, equal to $269,000.00, to be distributed by Agent pro-rata based on Commitment percentage (i.e. Bank of America, N.A. = $82,500.00, Wells Fargo Bank, National Association = $65,000.00, BMO Harris Financing, Inc. = $44,000.00, Capital One, N.A. = $37,500.00, Texas Capital Bank, N.A. = $15,000.00, First Tennessee Bank National Association = $17,500.00 and Capital Bank, N.A. = $7,500.00) and (II) the Borrower shall have paid to Agent a non-refundable commitment increase fee, in full in cash equal to $117,500.00, to be distributed by Agent as follows: $75,000.00 to Bank of America, N.A., $30,000.00 to BMO Harris Financing, Inc. and $12,500.00 to First Tennessee Bank National Association, (f) the Agent shall have received an opinion of Alston & Bird, LLP, in form and content acceptable to Agent in connection with this Amendment and (g) the Agent shall have received such additional closing documents as it shall reasonably specify in connection with the transactions contemplated hereby.

Section 5        MISCELLANEOUS.

5.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflict of law principles except federal laws relating to national banks.

5.2 Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

5.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument, and counterparts hereof may be delivered by facsimile or .PDF electronic transmission which shall be effective as a manually signed original counterpart.

5.4 Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

5.5 Negotiations. By accepting this Amendment, each Borrower acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agent.

5.6 Nonwaiver. Except as set forth in Section 2 above or as otherwise expressly set forth herein, the execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (a) of any right, power or remedy of the Agent under the Loan Agreement or the other Loan Documents or (b) of any term, provision, representation, warranty or covenant contained in the Loan Agreement or any other Loan Document. Further, none of the provisions of this Amendment, except as set forth in Section 2 above, shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Loan Agreement.

5.7 Reference to and Effect on the Loan Agreement; Successor and Assigns. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Loan Agreement, as modified by this Amendment and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement, as modified by this Amendment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

5.8 Acknowledgment; Release of Claims. No Borrower is aware of any claim or offset against, or defense or counterclaim to, such Borrower’s obligations or liabilities under the Loan Agreement or any Loan Document to which it is a party. In consideration of the Lender’s agreements contained in this Amendment, each Borrower hereby irrevocably releases and forever discharges the Agent and its Affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower ever had or now has against the Agent or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent or any other Released Person relating to the Loan Agreement or any Loan Document on or prior to the date hereof.

5.9 Reaffirmation. Each of the parties hereto (as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, under the Loan Documents) hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Loan Agreement and the other Loan Documents to which it is a party and (ii) to the extent such party has granted liens on or security interests in any of its property pursuant to the Loan Agreement or any other Loan Document as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the parties hereto hereby consents to this Amendment and hereby ratifies and affirms the Loan Agreement and the other Loan Documents, as modified hereby.

5.10 Waiver of Jury Trial. Each party hereto waives to the fullest extent permitted by law, any right it may have to a trial by jury of any claim, counterclaim, action or other proceeding arising under or relating to this amendment or the transactions contemplated hereby.

5.11 Loan Document. This Amendment is a Loan Document.

5.12 Fees and Expenses. The Borrowers shall pay all outstanding costs, expenses and fees of the Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWERS

REGIONAL MANAGEMENT CORP.
REGIONAL FINANCE CORPORATION OF SOUTH CAROLINA
REGIONAL FINANCE CORPORATION OF GEORGIA
REGIONAL FINANCE CORPORATION OF TEXAS
REGIONAL FINANCE CORPORATION OF NORTH CAROLINA
REGIONAL FINANCE CORPORATION OF ALABAMA
REGIONAL FINANCE CORPORATION OF TENNESSEE
REGIONAL FINANCE COMPANY OF OKLAHOMA, LLC
REGIONAL FINANCE COMPANY OF NEW MEXICO, LLC
REGIONAL FINANCE COMPANY OF MISSOURI, LLC
REGIONAL FINANCE COMPANY OF GEORGIA, LLC
REGIONAL FINANCE COMPANY OF MISSISSIPPI, LLC
REGIONAL FINANCE COMPANY OF LOUISIANA, LLC
RMC FINANCIAL SERVICES OF FLORIDA, LLC
REGIONAL FINANCE COMPANY OF KENTUCKY, LLC
REGIONAL FINANCE COMPANY OF VIRGINIA, LLC, as Regional Borrowers

By:	/s/ Donald E. Thomas
Name: Donald E. Thomas
Title: EVP and CFO
Address: 509 West Butler Road, Greenville, South Carolina 29607

AGENT

BANK OF AMERICA, N.A., as Agent

By:	/s/ Bruce Jenks
Name: Bruce Jenks
Title: Senior Vice President

Address:	4 Sentry Parkway, Suite 200
Blue Bell, PA 19422
Attn: Bruce Jenks
Telecopy:	646-834-9753

LENDERS

BANK OF AMERICA, N.A., as a Lender and Letter of Credit Issuer

By:	/s/ Bruce Jenks
Name: Bruce Jenks
Title: Senior Vice President

Commitment = $195,000,000.00

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Michael S. Cameli
Name: Michael S. Cameli
Title: Director

Commitment = $100,000,000.00

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Micah Dickey
Name: Micah Dickey
Title: Vice President

Commitment = $40,000,000.00

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Beverly Abrahams
Name: Beverly Abrahams
Title: Senior Vice President

Commitment = $75,000,000.00

TEXAS CAPITAL BANK, N.A. as a Lender

By:	/s/ Stephanie Bowman
Name: Stephanie Bowman
Title: Senior Vice President

Commitment = $30,000,000.00

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Thomas M. Romanowski
Name: Thomas M. Romanowski
Title: Vice President

Commitment = $130,000,000.00

CAPITAL BANK, N.A. as a Lender

By:	/s/ Lam B. Britton
Name: Lam B. Britton
Title: Senior Vice President

Commitment = $15,000,000.00

SCHEDULE 4.4

LOCATIONS OF BOOKS AND RECORDS AND COLLATERAL

The following is a correct and complete list of the locations of all books and records concerning the Collateral, the locations of the Collateral, and the locations of all Borrowers’ places of business as of the Closing Date:

501 West Butler Road, Greenville, South Carolina 29607

503 West Butler Road, Greenville, South Carolina 29607

507 West Butler Road, Greenville, South Carolina 29607

509 West Butler Road, Greenville, South Carolina 29607

511 West Butler Road, Greenville, South Carolina 29607

9303 Monroe Road, Suite A, Charlotte, North Carolina 28270

979 Batesville Road, Suite B, Greer, South Carolina 29651

The following branch locations:

Branch #	Street Address	City	State	Zip
101	101 Verdae Boulevard, Suite 130	Greenville	SC	29607-3887
102	528 Knox Abbott Drive	Cayce	SC	29033-4125
103	1544 West Floyd Baker Blvd	Gaffney	SC	29341-1204
104	1924 Remount Road	North Charleston	SC	29406-3241
105	120 Highway 14, Suite C	Simpsonville	SC	29681-6056
106	2303 Boundary Street, Suite 3	Beaufort	SC	29902-3720
107	1200 Sam Rittenburg Blvd, Suite B	Charleston	SC	29407-5006
108	6729 Two Notch Road Suite L	Columbia	SC	29223-7535
109	314 Richland Avenue West	Aiken	SC	29801-3868
110	110A N. Memorial Avenue	Walterboro	SC	29488-3908
111	1047 Broad Street	Camden	SC	29020-4307
112	592 N. Anderson Road	Rock Hill	SC	29730-7300
113	251 Broad Street	Sumter	SC	29150-4146
114	1450 W. O. Ezell Blvd, Suite 950	Spartanburg	SC	29301-1500
115	718A Montague Avenue	Greenwood	SC	29649-1439
118	302 Main Street	Conway	SC	29526-5131
119	1113 N. Fraser Street	Georgetown	SC	29440-2851
121	2705 North Main Street, Suite C	Anderson	SC	29621-3283
122	642 John C. Calhoun Drive	Orangeburg	SC	29115-6169
123	810 Dutch Square Boulevard, Suite 102	Columbia	SC	29210-7318
124	145 Hwy 15 & 401 Bypass, Suite 7	Bennettsville	SC	29512-4359
125	112 East Carolina Avenue	Hartsville	SC	29550-4214
126	115 E. Richardson Avenue	Summerville	SC	29483-6332
127	2889 Main Street	Newberry	SC	29108-4133
128	109 East Main Street	Lake City	SC	29560-2626
129	410 N. Duncan Bypass, Suite D	Union	SC	29379-8641
130	517 Radford Blvd, Suite D	Dillon	SC	29536-2469

Branch #	Street Address	City	State	Zip
131	1309 B West Poinsett Street	Greer	SC	29650-1251
132	605 Broadway Street	Myrtle Beach	SC	29577-3814
133	6932 Calhoun Memorial Hwy., Suite G	Easley	SC	29640-3572
134	226 S. Main Street	Lancaster	SC	29720-2444
135	1107 East Godbold Street	Marion	SC	29571-3907
136	129 Lee Avenue	Hampton	SC	29924-3439
137	1612 State Road, Suite A-14	Cheraw	SC	29520-2401
139	141 E. Church Street, Suite M	Batesburg-Leesville	SC	29070-7066
140	104 Bi-Lo Way, Suite A2	Moncks Corner	SC	29461-3975
141	197 Main Street	Barnwell	SC	29812-1847
142	721 U.S. Hwy 321 Bypass S, Unit 11	Winnsboro	SC	29180-6326
143	3720 Boiling Springs Rd, Suite F	Boiling Springs	SC	29316-5760
144	211 Oconee Square Drive	Seneca	SC	29678-2546
145	507 N. Harper Street, Suite D	Laurens	SC	29360-2337
146	348 North Highway 701, Unit 1	Loris	SC	29569-2464
147	404 E. Martintown Road, Suite D	North Augusta	SC	29841-4236
148	938 E. Liberty Street	York	SC	29745-1662
149	200 West Mill Street	Kingstree	SC	29556-3340
151	134 Saint James Avenue, Suite 6	Goose Creek	SC	29445-2995
152	815 West Greenwood Street, Suite 3	Abbeville	SC	29620-2471
153	229 Apple Square Plaza	Edgefield	SC	29824-4203
154	218 City Square	Belton	SC	29627-1433
155	1035 Johnnie Dodds Blvd., Suite C-7	Mt. Pleasant	SC	29464-6154
156	867 U.S. Highway 17 South	North Myrtle Beach	SC	29582-3428
157	7509 Garners Ferry Road, Suite F	Columbia	SC	29209-2664
158	3405 White Horse Road, Suite C	Greenville	SC	29611-5947
159	4490 Socastee Boulevard	Myrtle Beach	SC	29588-7206
160	7249 Saint Andrews Road, Suite B	Columbia	SC	29212-1178
180	2523 S. Cashua Drive	Florence	SC	29501-5350
187	475 N. Main Street, Suite D	Hemingway	SC	29554-9191
189	103 South Brooks Street	Manning	SC	29102-3111
190	509 12th Street	West Columbia	SC	29169-6334
301	2301 Wade Hampton Blvd., Suite 3	Greenville	SC	29615-1059
302	710 South Pendleton Street	Easley	SC	29640-3526
303	6729 Two Notch Road, Unit B	Columbia	SC	29223-7535
304	110 Garner Road, Suite 10	Spartanburg	SC	29303-3155
305	1291 John C. Calhoun Drive	Orangeburg	SC	29115-6672
306	1222 West Evans Street	Florence	SC	29501-3322
307	8600 Dorchester Road, Suite 203	North Charleston	SC	29420-7383
308	479 Bypass 72 NW, Suite 111	Greenwood	SC	29649-1405
309	5175 Sunset Boulevard, Suite 4	Lexington	SC	29072-7320
311	124 Commons Parkway	Anderson	SC	29621-4133

Branch #	Street Address	City	State	Zip
312	1300 Savannah Highway, Suite 11	Charleston	SC	29407-7849
313	708 Bultman Drive	Sumter	SC	29150-2517
501	2523 East Fifth Street	Tyler	TX	75701-3544
502	1518 Pennsylvania Avenue	Fort Worth	TX	76104-2027
503	217 S. Oklahoma Avenue, Suite D	Weslaco	TX	78596-7970
504	2912 N. Laurent Street	Victoria	TX	77901-4141
505	509 S. Bicentennial Blvd	McAllen	TX	78501-5217
506	318 E. Jackson Street	Harlingen	TX	78550-6850
507	502 W. Calton Road, Suite 109	Laredo	TX	78041-6631
508	2200 Boca Chica Blvd, Suite 104	Brownsville	TX	78521-2241
509	1121 SW Military Drive, Suite 103	San Antonio	TX	78221-1672
510	4918 Ayers Road, Ayers Plaza, Suite 136	Corpus Christi	TX	78415-1431
511	1104-B North Meadow	Laredo	TX	78040-5349
512	2400 Veterans Blvd., Suite 10	Del Rio	TX	78840-3136
513	4761 E. Hwy. 83, Suite B	Rio Grande City	TX	78582-6494
514	2708 H E. Griffin Parkway	Mission	TX	78572-3309
515	206-B West San Antonio Street	San Marcos	TX	78666-5585
516	14145 Nacogdoches Road, Suite 1	San Antonio	TX	78247-1931
517	220 Jefferson Street	Eagle Pass	TX	78852-4820
518	2551 Judson Road, Suite C	Longview	TX	75605-4645
519	8868 Research Boulevard, Suite 705	Austin	TX	78758-8522
520	3221 Wurzbach Road	San Antonio	TX	78238-4002
521	218 E. Kleberg Avenue	Kingsville	TX	78363-4573
522	840 Secretary Drive	Arlington	TX	76015-1640
523	817 W. Pioneer Parkway, Suite 156	Grand Prairie	TX	75051-4738
524	1615 N. Valley Mills Drive	Waco	TX	76710-2552
525	3655 Fredericksburg Road, Suite 119	San Antonio	TX	78201-3859
526	1710 C, Suite 101 South Texas Avenue	Bryan	TX	77802-1019
527	2314 W. Adams Avenue, Suite C	Temple	TX	76504-3931
528	2725 NE 28th Street, Suite 130	Fort Worth	TX	76111-2966
529	1918 North Story Rd.	Irving	TX	75061-1936
530	3115 S. 1st Street	Garland	TX	75041-3422
531	719 West William Cannon Drive, Suite 112	Austin	TX	78745-3981
532	1645 E. Canton Rd	Edinburg	TX	78542-2925
533	1804 Wirt Road	Houston	TX	77055-2407
534	5517 Airline Drive, Suite E	Houston	TX	77076-4946
535	3910 Fairmont Parkway, Suite D	Pasadena	TX	77504-3066
536	12220 Murphy Road, Suite H	Stafford	TX	77477-2410
537	6240 Phelan Boulevard	Beaumont	TX	77706-6120
538	4525 Rigsby Avenue, Suite 106	San Antonio	TX	78222-1275
539	459 Uvalde Road	Houston	TX	77015-3717
540	3401 W. Davis Street, Suite A1	Conroe	TX	77304-1841

Branch #	Street Address	City	State	Zip
541	6003 Bellaire Blvd., Suite G	Houston	TX	77081-5421
542	500 N. Oregon, Suite E	El Paso	TX	79901-1124
543	8720 Alameda Avenue, Suite A	El Paso	TX	79907-6275
544	10755 N. Loop Drive, Suite P	Socorro	TX	79927-4694
545	3333 N. Yarbrough Drive, Suite V	El Paso	TX	79925-1739
546	9861 Dyer Street, Suite 4	El Paso	TX	79924-4747
547	6920 Delta Drive, Suite 2	El Paso	TX	79905-5519
548	1605 George Dieter Drive, Suite 302	El Paso	TX	79936-6586
549	3806 Avenue I, Suite 22	Rosenberg	TX	77471-3951
550	7500 Eckhert Road, Suite 460	San Antonio	TX	78240-3068
551	5015 FM 2920 Road, Suite B	Spring	TX	77388-3114
552	230 W. Parker Road, Suite 190	Plano	TX	75075-2383
553	11819 West Avenue, Suite 2	San Antonio	TX	78216-2533
554	3465 W. Walnut Street, Suite 107	Garland	TX	75042-7169
555	1015 S. Mays Street, Suite 101	Round Rock	TX	78664-6745
556	6242 Rufe Snow Drive, Suite 230	North Richland Hills	TX	76148-3347
557	1703 Shaver Street	Pasadena	TX	77502-2027
558	2550 Broadway Street	Pearland	TX	77581
559	11925 Southwest Freeway, Suite 6	Stafford	TX	77477-2300
560	4485 North Freeway	Houston	TX	77022
561	873 S. Mason Road, Suite 324	Katy	TX	77450-3882
562	3917 W. Camp Wisdom Road, Suite 107	Dallas	TX	75237-2468
563	2506 25th Avenue North, Suite 2	Texas City	TX	77590-4666
564	2901 Alta Mere Drive, Suite 1000	Fort Worth	TX	76116-4180
565	1700 N. Zaragoza Road, Suite 103	El Paso	TX	79936-7964
566	14181 Northwest Freeway	Houston	TX	77040-5013
567	1931 Texas Parkway	Missouri City	TX	77489-3121
568	1101 E. Highway 6, Suite A	Alvin	TX	77511-2878
569	2364 E. Southcross Blvd.	San Antonio	TX	78223-2263
570	1420 FM1960 Bypass Rd. E, Suite 118	Humble	TX	77338-3934
571	5488 Walzem Road	San Antonio	TX	78218-2125
572	2301 N. Collins Street, Suite 116	Arlington	TX	76011-2645
573	901 N Raul Longoria Rd, Suite 4	San Juan	TX	78589-3747
574	4010 W. Commerce Street, Suite 101	San Antonio	TX	78207-3650
575	4902 Holly Road, Suite 112	Corpus Christi	TX	78411-4767
576	16876 Stuebner Airline Road	Spring	TX	77379-6207
577	713 W Wheatland Rd	Duncanville	TX	75116
578	3719 N Fry Rd, Suite O	Katy	TX	77449-6740
579	4509 50th Street	Lubbock	TX	79414-3611
580	4070 N. Belt Line Road, Suite 153	Irving	TX	75038-5010
581	12637 Westheimer Road, Suite 150	Houston	TX	77077-5746
582	9714 Potranco Road, Suite 113	San Antonio	TX	78251-9617

Branch #	Street Address	City	State	Zip
583	2400 E. Oltorf Street, Suite 12A	Austin	TX	78741-4567
584	2644 SW 34th Avenue	Amarillo	TX	79109-4806
585	1607 East 8th Street	Odessa	TX	79761-4806
586	2252 E. Main Street	Uvalde	TX	78801-4947
587	1645 Pat Booker Road, Suite 115	Universal City	TX	78148-3400
588	810 E. Veterans Blvd, Suite F	Palmview	TX	78572-5019
589	3552 Sherwood Way	San Angelo	TX	76901-3533
590	7097 N Expressway 77, Suite 4	Olmito	TX	78575-9808
591	3482 Catclaw Drive	Abilene	TX	79606-8224
592	1909 Texoma Parkway, Suite G	Sherman	TX	75090-2668
593	3301 E. Rancier Avenue, Suite 103G	Killeen	TX	76543-7855
594	601 Sunset Street	Denton	TX	76201-2665
595	1812 Santa Fe Drive, Suite D	Weatherford	TX	76086-6429
596	2708 Southwest Parkway, Suite 114	Wichita Falls	TX	76308-3727
597	386 Landa Street, Suite B	New Braunfels	TX	78130-5401
598	120 FM 2821 Road W, Suite C	Huntsville	TX	77320-8414
601	473 Hendersonville Road, Suite A	Asheville	NC	28803-2892
602	2367 Hwy 70 SE	Hickory	NC	28602-8300
650	2568 West Franklin Blvd.	Gastonia	NC	28052-1250
651	7309 E. Independence Blvd., Suite 24	Charlotte	NC	28227-9439
652	230 Signal Hill Drive	Statesville	NC	28625-4327
653	3733 B Farmington Drive	Greensboro	NC	27407-6246
654	2108 N. Centennial Street, Suite 114	High Point	NC	27262-7742
655	3193-D Peters Creek Parkway	Winston-Salem	NC	27127-4710
656	811 S. Jake Alexander Blvd.	Salisbury	NC	28147-9058
657	9601 N Tryon Street, Suite H	Charlotte	NC	28262-8460
658	3306 Highway 74 West, Unit D	Monroe	NC	28110-8695
659	6407 South Blvd., Suite J	Charlotte	NC	28217-4401
660	638 Spartanburg Highway, Suite 30	Hendersonville	NC	28792-5921
661	2140 S. Church Street	Burlington	NC	27215-5328
662	704-C E. Broad Avenue	Rockingham	NC	28379-4343
663	1337 C East Dixie Drive	Asheboro	NC	27203-8889
664	3379 Cloverleaf Parkway	Kannapolis	NC	28083-6991
665	808 East Franklin Blvd.	Gastonia	NC	28054-4241
667	2403 Battleground Avenue, Suite 10	Greensboro	NC	27408-4035
668	420 Eastwood Road, Suite 101	Wilmington	NC	28403-1866
669	4011 Capital Blvd., Suite 123	Raleigh	NC	27604-3486
670	5410 NC Highway 55, Suite R	Durham	NC	27713-7802
671	4964 Martin View Lane	Winston-Salem	NC	27104-5066
672	1111 Ireland Drive, Suite 102	Fayetteville	NC	28304-3329
673	588 Bailey Road, Suite E	Lumberton	NC	28358-2470
674	3250 Wilkinson Blvd, Suite H	Charlotte	NC	28208-5667

Branch #	Street Address	City	State	Zip
675	1330 Fifth Avenue, Suite 250	Garner	NC	27529-3638
676	2630 S. Main Street, Suite 103	High Point	NC	27263-1941
677	12265 Capital Boulevard	Wake Forest	NC	27587-6200
678	4731 Ramsey Street	Fayetteville	NC	28311-1614
679	260 Summit Square Blvd, Unit A6	Winston-Salem	NC	27105-1461
680	2316 S. 17th Street, Suite 120	Wilmington	NC	28401-7913
681	1331 Mebane Oaks Road	Mebane	NC	27302-9681
682	5539 W. Market Street	Greensboro	NC	27409-2525
683	3607 Matthews Mint Hill Road, Suite 10	Matthews	NC	28105-4146
684	460 Moye Blvd, Suite 103	Greenville	NC	27834-2886
701	7118 Maynardville Highway	Knoxville	TN	37918-5738
702	3014 Bristol Highway, Suite 3	Johnson City	TN	37601-1512
703	421 West Stone Drive, Suite 3	Kingsport	TN	37660-3270
704	1135 Volunteer Parkway, Suite 1	Bristol	TN	37620-4658
705	5716 Ringgold Road, Unit 106	Chattanooga	TN	37412-3597
706	891 Keith Street NW, Suite 6	Cleveland	TN	37311-1879
707	126 The Crossings	Crossville	TN	38555-8754
708	1645 Downtown West Blvd., Unit 11	Knoxville	TN	37919-5411
709	516 S. Willow Avenue	Cookeville	TN	38501-3727
710	1631 E. Andrew Johnson Highway	Morristown	TN	37814-5401
711	1636 Memorial Blvd.	Murfreesboro	TN	37129-2104
712	224 West Main Street, Suite D	Lebanon	TN	37087-2680
713	136 Bear Creek Pike, Suite E	Columbia	TN	38401-2484
714	2565 East Andrew Johnson Hwy.	Greeneville	TN	37745-0951
715	319 Vann Drive, Suite B	Jackson	TN	38305-6032
716	2021 Gallatin Pike North, Suite 240	Madison	TN	37115-2029
717	200 Able Drive, Suite 16	Dayton	TN	37321-6034
718	121 Henslee Drive, Suite H	Dickson	TN	37055-2076
719	1321 Bell Road	Antioch	TN	37013-3730
720	371 West Church Street	Lexington	TN	38351-2096
721	7444 Winchester Road, Suite 104	Memphis	TN	38125-2206
801	449 George Wallace Drive	Gadsden	AL	35903-2282
802	2699 Sandlin Rd. SW, Suite B-2	Decatur	AL	35601-7343
803	4925 University Drive, Suite 110	Huntsville	AL	35816-1849
804	2801 Mall Road, Suite 9	Florence	AL	35630-1676
805	8144 U.S. Highway 431	Albertville	AL	35950-1135
806	1225 Snow Street, Suite 4	Oxford	AL	36203-1964
807	1710 2nd Avenue SW, Suite 5	Cullman	AL	35055-5337
808	3659 Lorna Road, Suite 125	Hoover	AL	35216-5958
809	2001 Skyland Blvd. East, Suite C-1	Tuscaloosa	AL	35405-1545
810	1930 Edwards Lake Road, Suite 120	Birmingham	AL	35235-3719
811	246 Interstate Commercial Park Loop	Prattville	AL	36066-7361

Branch #	Street Address	City	State	Zip
812	3074 Ross Clark Circle, Suite 8	Dothan	AL	36301-1194
813	2140 East University Drive, Suite E	Auburn	AL	36830-1853
814	6144 Atlanta Highway	Montgomery	AL	36117-2800
815	3304 US Highway 80 West, Suite E	Phenix City	AL	36870-6405
816	220 Town Mart	Clanton	AL	35045-3784
817	792 Commerce Drive, Suite 101	Alexander City	AL	35010-4213
818	5238 US Highway 90 West, Suite D	Mobile	AL	36619-4220
819	5031 Ford Parkway, Suite 104	Bessemer	AL	35022-5284
820	6345 Airport Boulevard, Suite G	Mobile	AL	36608-3127
821	1237 Highway 231 South	Troy	AL	36081-3054
822	631 Willow Lane, Suite K	Greenville	AL	36037-8028
823	1605 S. Broad Street	Scottsboro	AL	35768-2610
824	458 1st Street SW	Alabaster	AL	35007-9703
825	4405 N. College Avenue, Suite C	Jackson	AL	36545-2045
826	1123 N. McKenzie Street	Foley	AL	36535-3550
827	1209 N. Main Avenue	Sylacauga	AL	35150-1648
828	33208 Highway 43, Suite A	Thomasville	AL	36784-1631
829	906 McMeans Avenue, Suite B	Bay Minette	AL	36507-3308
830	306 Palisades Boulevard, Suite 4	Homewood	AL	35209-5148
831	632 Boll Weevil Circle	Enterprise	AL	36330-2734
870	1310 Quintard Avenue	Anniston	AL	36201-4620
871	959 Gilbert Ferry Road, SE, Suite M	Attalla	AL	35954-3335
872	3186 Alabama Highway 157	Cullman	AL	35058-0686
873	841 Odum Road, Suite 105	Gardendale	AL	35071-4112
875	1811 Highway 78 East, Suite 110	Jasper	AL	35501-4081
876	2206 Village Drive	Moody	AL	35004-3241
877	1986 US Highway 78 East	Oxford	AL	36203-2020
881	583 Brindlee Mountain Parkway	Arab	AL	35016-1054
882	920 Highway 72 E	Athens	AL	35611-4318
883	981 US Highway 431 South	Boaz	AL	35957-1749
885	2314 6th Avenue SE, Suite B	Decatur	AL	35601-6565
886	2415 Rosedale Street, Suite C	Muscle Shoals	AL	35661-6427
887	2308 Gault Avenue North	Fort Payne	AL	35967-3644
888	587 Highway 31 NW, Suite A	Hartselle	AL	35640-4470
889	700 Airport Road, Suite E	Huntsville	AL	35802-4360
890	800 Highway 78 East, Suite 300	Jasper	AL	35501-3912
891	80 McFarland Blvd., Suite 2	Northport	AL	35476-3332
893	305 E. Battle Street, Suite A	Talladega	AL	35160-2421
894	2401 Stemley Bridge Road, Suite 13	Pell City	AL	35128-2393
901	7141 S. Western Avenue, Suite C	Oklahoma City	OK	73139-2000
902	2108 A W. Lindsey Street	Norman	OK	73069-4108
903	6221 N. Meridian Avenue	Oklahoma City	OK	73112-1249

Branch #	Street Address	City	State	Zip
904	1300 West Vandament Avenue, Suite 2301	Yukon	OK	73099-4575
905	1510 N. Kickapoo Avenue, Suite 1	Shawnee	OK	74804-4331
906	7505 SE 15th Street	Midwest City	OK	73110
907	1915 W. Gore Boulevard, Suite 3	Lawton	OK	73501-3661
908	1208 North York Street, Suite B	Muskogee	OK	74403-2562
909	3202 S. Memorial Drive, Suite 7A	Tulsa	OK	74145-1322
910	1231 SE Frank Phillips Boulevard	Bartlesville	OK	74003-4321
911	806 S. Aspen Avenue, Suite B	Broken Arrow	OK	74012-4884
912	305 W. Taft Road	Sapulpa	OK	74066-5436
913	1942 S. Highway 66	Claremore	OK	74019-4371
914	1500 Hoppe Boulevard, Suite 6	Ada	OK	74820-2309
915	120 N. 5th Street	Chickasha	OK	73018-2406
916	302 W. Edmond Road	Edmond	OK	73003-5600
917	1212 Merrick Drive, Suite 5	Ardmore	OK	73401-1824
918	2329 W. Willow Road	Enid	OK	73703-2433
919	639 NW 7th Street	Moore	OK	73160-3803
920	701 N Main Street	Stillwater	OK	74075-5410
921	200 E. Choctaw Avenue	McAlester	OK	74501-5026
922	111 S. Main Street	Miami	OK	74354-7024
923	3040 S. Muskogee Avenue, Suite 101	Tahlequah	OK	74464-5485
924	2135 NW 23rd Street	Oklahoma City	OK	73107
925	512 Plaza Court	Sand Springs	OK	74063
926	2501 N. 14th Street	Ponca City	OK	74601-1734
927	1519 N Highway 81	Duncan	OK	73533-1407
928	6961 S. Lewis Avenue	Tulsa	OK	74136-3914
1001	2300 North Main Street, Suite 205	Las Cruces	NM	88001-1117
1002	1215 Anthony Drive, Suite G	Anthony	NM	88021-9371
1003	5504 Menaul Boulevard NE, Suite G-East	Albuquerque	NM	87110-3184
1004	3301 Coors Blvd. NW, Suite 16	Albuquerque	NM	87120-1418
1005	1001 Golf Course Road SE, Suite 103	Rio Rancho	NM	87124-2575
1006	200 1st Street, Suite C	Alamogordo	NM	88310-6517
1007	3000 E. 20th Street, Suite B	Farmington	NM	87402-5350
1008	2404 Cerrillos Road	Santa Fe	NM	87505-3392
1009	1698 Rio Bravo Blvd SW, Suite C	Albuquerque	NM	87105-6000
1010	2013 N. Prince Street	Clovis	NM	88101-4858
1011	101 W Broadway St	Hobbs	NM	88240-6001
1012	107 E 5th Street	Roswell	NM	88201-6205
1013	1331 Juan Tabo Blvd NE, Suite 2C	Albuquerque	NM	87112-4463
1014	1405 S. Valley Drive, Suite 700	Las Cruces	NM	88005-3132
1015	601 Main Street SE, Suite 23A	Los Lunas	NM	87031-4309
1016	527 N. Riverside Drive, Suite F	Espanola	NM	87532-3382
1017	1900 E Historic Highway 66, Suite E	Gallup	NM	87301-4883

Branch #	Street Address	City	State	Zip
1018	2514 7th Street, Suite E	Las Vegas	NM	87701-4988
1101	6409 Abercorn Street, Suite A	Savannah	GA	31405-5796
1102	3421-6 Cypress Mill Road	Brunswick	GA	31520-2876
1103	2768 Cumberland Blvd SE	Smyrna	GA	30080-3048
1104	3412 Wrightsboro Rd, Suite 902	Augusta	GA	30909-1099
1105	1200 Ernest W Barrett Pkwy NW Suite 216	Kennesaw	GA	30144-4513
1106	690 Hwy 29 N, Suite 135	Athens	GA	30601-1545
1107	322 Oak Street, Suite 4	Gainesville	GA	30501-3580
1108	860 Duluth Hwy, Suite 1520	Lawrenceville	GA	30043-5374
1201	3260 Electric Road, Suite 501	Roanoke	VA	24018-6400
1202	165 Holt Garrison Pkwy, Unit 560B	Danville	VA	24540-5949
1203	3920 Wards Road, Suite E	Lynchburg	VA	24502-3569
1204	4511 John Tyler Hwy, Suite A	Williamsburg	VA	23185-2415
1205	614 Albemarle Square	Charlottesville	VA	22901-7406
1206	5694 Brook Road	Richmond	VA	23227-2274
1207	65 Conston Avenue	Christiansburg	VA	24073-1164
1208	340 Town Center Drive	Abingdon	VA	24210-3248

SCHEDULE 7.6

GAAP EXCEPTIONS

None.

SCHEDULE 7.9

PERMITTED LIENS

None.

SCHEDULE 7.10

LICENSES

None.

SCHEDULE 7.13

COMPLIANCE WITH LAWS

None.

SCHEDULE 7.16

SUBSIDIARIES

Each of the entities listed below is a direct or indirect wholly owned subsidiary of Regional Management Corp.

Regional Finance Corporation of Alabama

Regional Finance Corporation of Georgia

Regional Finance Corporation of North Carolina

Regional Finance Corporation of South Carolina

Regional Finance Corporation of Tennessee

Regional Finance Corporation of Texas

Regional Finance Company of Oklahoma, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of New Mexico, LLC (wholly-owned by Regional Finance Corporation of South Carolina)

Regional Finance Company of Missouri, LLC

Regional Finance Company of Louisiana, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of Mississippi, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

RMC Financial Services of Florida, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of Georgia, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of Kentucky, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Regional Finance Company of Virginia, LLC (wholly-owned by Regional Finance Corporation of North Carolina)

Upstate Motor Company

Credit Recovery Associates, Inc.

RMC Reinsurance, LTD

Regional Management Receivables, LLC

SCHEDULE 7.19

BANK ACCOUNTS

Bank Name	Account Number	City	State	Purpose	Company Name	Sweep Account
Arvest Bank	XXXXXXXXX	Bartlesville	OK	Depository	Regional Finance Company of Oklahoma, LLC
BancFirst	XXXXXXXXX	Ardmore	OK	Depository	Regional Finance Company of Oklahoma, LLC
BB & T	XXXXXXXXX	Brunswick	GA	Depository	Regional Finance Company of Georgia, LLC
BB & T	XXXXXXXXX	Winston Salem	NC	Depository	Regional Management Corp.
BB & T	XXXXXXXXX	Winston Salem	NC	Depository	Regional Finance Corporation of Tennessee
BB & T	XXXXXXXXX	Winston Salem	NC	Depository	Regional Finance Corporation of North Carolina
Compass Bank	XXXXXXXXX	Birmingham	AL	Depository	Regional Finance Corporation of Texas
First Bank	XXXXXXXXX	Dickson	TN	Depository	Regional Finance Corporation of Tennessee
First Bank NC, SC, VA	XXXXXXXXX	Rockingham	NC	Depository	Regional Finance Corporation of North Carolina
First Bank NC, SC, VA	XXXXXXXXX	Abingdon	VA	Depository	Regional Finance Corporation of North Carolina
First Citizens	XXXXXXXXX	Columbia	SC	Depository	Regional Finance Corporation of South Carolina
FNB Community Bank	XXXXXXXXX	Midwest City	OK	Depository	Regional Finance Company of Oklahoma, LLC
First National Bank	XXXXXXXXX	Talladega	AL	Depository	Regional Finance Corporation of Alabama
First National Bank of TN	XXXXXXXXX	Livingston	TN	Depository	Regional Finance Corporation of Tennessee
First National Bank of TX	XXXXXXXXX	Killeen	TX	Depository	Regional Finance Corporation of Texas
First Tennessee Bank	XXXXXXXXX	Memphis	TN	Depository	Regional Finance Corporation of Tennessee
International Bank and Commerce	XXXXXXXXX	Laredo	TX	Depository	Regional Finance Corporation of Texas
Liberty Savings and Loan	XXXXXXXXX	Enid	OK	Depository	Regional Finance Company of Oklahoma, LLC
Merchants Bank	XXXXXXXXX	Jackson	AL	Depository	Regional Finance Corporation of Alabama
NBSC	XXXXXXXXX	Columbus	GA	Depository	Regional Finance Corporation of South Carolina
RCB Bank	XXXXXXXXX	Ponca City	OK	Depository	Regional Finance Company of Oklahoma, LLC
Southside	XXXXXXXXX	Tyler	TX	Depository	Regional Finance Corporation of Texas
US Bank	XXXXXXXXX	Columbia	TN	Depository	Regional Finance Corporation of Tennessee
Bank Of America	XXXXXXXXX	Charlotte	NC	Reinsurance	RMC Reinsurance, Ltd.
Bank Of America	XXXXXXXXX	Charlotte	NC	Payroll	Regional Management Corp.	Sweep
Bank Of America	XXXXXXXXX	Charlotte	NC	OK Checking	Regional Management Corp.	Sweep
Bank Of America	XXXXXXXXX	Charlotte	NC	Master Depository	Regional Management Corp.
Bank Of America	XXXXXXXXX	Charlotte	NC	Master Funding	Regional Management Corp.

Bank Name	Account Number	City	State	Purpose	Company Name	Sweep Account
Bank Of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corporation of South Carolina	Sweep
Bank Of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corporation of Texas	Sweep
Bank Of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corporation of Texas	Sweep
Bank Of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Company of Oklahoma, LLC	Sweep
Bank Of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Company of New Mexico, LLC	Sweep
Bank Of America	XXXXXXXXX	Charlotte	NC	Accounts Payable	Regional Finance Company of New Mexico, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	Tax Payments and Other ACH Debits	Regional Management Corp.
Wells Fargo	XXXXXXXXX	Greenville	SC	Master Funding	Regional Management Corp.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	Insurance refunds	Regional Management Corp.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	AL Depository	Regional Finance Corporation of Alabama
Wells Fargo	XXXXXXXXX	Greenville	SC	GA Depository	Regional Finance Company of Georgia, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	NC Depository	Regional Finance Corporation of North Carolina
Wells Fargo	XXXXXXXXX	Greenville	SC	NM Depository	Regional Finance Company of New Mexico, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	TN Depository	Regional Finance Corporation of Tennessee
Wells Fargo	XXXXXXXXX	Greenville	SC	SC Depository	Regional Finance Corporation of South Carolina
Wells Fargo	XXXXXXXXX	Greenville	SC	TX Depository	Regional Finance Corporation of Texas
Wells Fargo	XXXXXXXXX	Greenville	SC	GA Checking	Regional Finance Company of Georgia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	SC Checking	Regional Finance Corporation of South Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	TX Checking	Regional Finance Corporation of Texas	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NC Checking	Regional Finance Corporation of North Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NC Checking	Regional Finance Corporation of North Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	TN Checking	Regional Finance Corporation of Tennessee	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	AL Checking	Regional Finance Corporation of Alabama	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	Corporate AP	Regional Management Corp.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	TN Loan Solicitation	Regional Finance Corporation of Tennessee	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NC Loan Solicitation	Regional Finance Corporation of North Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	SC Loan Solicitation	Regional Finance Corporation of South Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	TX Loan Solicitation	Regional Finance Corporation of Texas	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	GA Loan Solicitation	Regional Finance Company of Georgia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NM Checking	Regional Finance Company of New Mexico, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	CRA Depository	Credit Recovery Associates, Inc.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NM Loan Solicitation	Regional Finance Company of New Mexico, LLC	Sweep

Bank Name	Account Number	City	State	Purpose	Company Name	Sweep Account
Wells Fargo	XXXXXXXXX	Greenville	SC	OK Loan Solicitation	Regional Finance Company of Oklahoma, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	AL Loan Solicitation	Regional Finance Corporation of Alabama	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	VA Checking	Regional Finance Company of Virginia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	VA Depository	Regional Finance Company of Virginia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	VA Loan Solicitation	Regional Finance Company of Virginia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	VA Licensing	Regional Finance Company of Virginia, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	Insurance ACH Credits	Regional Management Corp.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	Depository	RMC Reinsurance, Ltd.
Wells Fargo	XXXXXXXXX	Greenville	SC	Licensing Purposes	Credit Recovery Associates, Inc.
Wells Fargo	XXXXXXXXX	Greenville	SC	Licensing Purposes	Regional Finance Company of New Mexico, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	Licensing Purposes	Regional Finance Company of Missouri, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	Licensing Purposes	Regional Finance Company of Georgia, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	Depository	Regional Management Receivables, LLC
Wells Fargo	XXXXXXXXX	Minneapolis	MN	Collection	Regional Management Receivables, LLC
Wells Fargo	XXXXXXXXX	Minneapolis	MN	Reserve	Regional Management Receivables, LLC

SCHEDULE 8.3

GUARANTIES

None.

SCHEDULE 8.6

DEBT

None.